EXHIBIT 4.5

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

NUMBER _________	ADS MEDIA GROUP, INC.	SHARES ________
CUSIP NO. 00100X 10 6

AUTHORIZED COMMON STOCK: 100,000,000 SHARES - PAR VALUE $.001

THIS CERTIFIES THAT:	_________________________________

IS THE RECORD HOLDER OF: _____________________________

Shares of ADS MEDIA GROUP, INC., Common Stock

Transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: _____________

____________________	{ADS Media Group, Inc., Corporate Seal}	___________________
Secretary	Utah	President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) )Minor) under Uniform Gifts to Minors Act ________________ State

Additional abbreviations may also be used though not in the above list.

     For value received, _____________________________ hereby sell, assign and transfer unto
_____________________________________________________________________________
_____________________________________________________________________________
_______________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________________________________________ to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________________

____________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGES WHATEVER.

NOTICE SIGNATURE GUARANTEED:

SIGNATURES MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK) OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

**FOR MEDALLION GUARANTEE USE ONLY**